PC&J Preservation Fund

                        Supplement Dated October 12, 2005
            To Statement of Additional Information Dated May 1, 2005


The following replaces in its entirety the "Disclosure of Portfolio Holdings" section of the Statement of Additional Information beginning on page 17:

DISCLOSURE  OF  PORTFOLIO  HOLDINGS
The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).
The Fund does not selectively disclose its portfolio holdings to any person. The Adviser posts the schedule of Fund holdings as of the latest month end on its public website approximately ten days after month end. The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Service Corp. and the Custodian. The Fund's independent registered public accounting firm, Deloitte & Touche LLP, and its attorney, Thompson Hine LLP, have access to portfolio holdings on an as-needed basis. In addition, the Fund's website service provider, Design Chemistry, and its information technology consultant, TechEase Solutions, have unrestricted access to the Fund's portfolio holdings. This information is disclosed to third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.
     Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, is prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Fund's CCO reports quarterly to the Board any violations of these policies or any known conflicts of interest related to the disclosure of portfolio holdings. The Fund has not implemented specific trading prohibitions, procedures to monitor the use of this information by third parties, or specific procedures addressing conflicts related to access to portfolio holdings. However, the Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.